SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Farmers Capital Bank Corporation
                 ----------------------------------------------
                 Name of Registrant as Specified In Its Charter



     ----------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant


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     previously.  Identify the previous filing by registration statement number,
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


                        FARMERS CAPITAL BANK CORPORATION
                              202 West Main Street
                            Frankfort, Kentucky 40601

                    Notice of Annual Meeting of Shareholders
                             to be Held May 11, 1999

     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation (the "Corporation") will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 11, 1999 at 11:00 a.m. for the following purposes:

1. The election of four directors for three-year terms ending in 2002 or until their successors have been elected and qualified;

2. The transaction of such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 1999 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.

                                            By order of the Board of Directors,

                                            /s/ JH Childers
                                            James H. Childers
                                            Secretary

Frankfort, Kentucky
April 2, 1999









                             YOUR VOTE IS IMPORTANT

     Please  date,   sign  and  promptly   return  the  enclosed  proxy  in  the
accompanying postage-paid envelope.

                        FARMERS CAPITAL BANK CORPORATION
                              202 West Main Street
                            Frankfort, Kentucky 40601
                                  502/227-1600

                                 Proxy Statement
                    Annual Shareholders Meeting-May 11, 1999

GENERAL

     The  Board  of  Directors  of  Farmers   Capital  Bank   Corporation   (the
"Corporation") hereby solicits your proxy for use at the 1999 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 11, 1999 at 11:00 a.m. The persons named as proxies in the form of proxy, Charles S. Boyd and Frank W. Sower, Jr., have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving written notice of revocation to the Secretary of the Corporation, by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 2, 1999.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting, except that voting rights are cumulative in connection with the election of directors. Shareholders being present at the meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     In the election of directors, each shareholder is entitled to as many votes as are equal to the number of such shareholder's shares of Corporation Common Stock multiplied by the number of directors to be elected, and the shareholder may cast all such votes for a single nominee or distribute such votes among two or more nominees as the shareholder sees fit. For example, if you own 100 shares of Corporation Common Stock you can give each of the four nominees 100 votes, one of the nominees all 400 votes or any other division of your 400 votes among the nominees as you see fit. Any vote for the election of directors on the Board of Directors proxy form as described herein will constitute discretionary authority to the named proxies to cumulate the votes to which such proxy forms relate as they shall determine. If a quorum is present, the four individuals who receive the largest number of votes are elected as directors.



     Only shareholders of record at the close of business on April 1, 1999 will be entitled to receive notice of and to vote at the Meeting. On March 1, 1999 there were 7,511,348 shares of Corporation Common Stock issued and outstanding.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial  owners of more than five percent (5%)
of  the  shares  of  Corporation  Common  Stock.  Unless  otherwise   indicated,
beneficial ownership includes both sole voting power and sole investment power.


                              Amount and Nature
                              of Beneficial
                              Ownership of
                              Corporation
Name and Address of           Common Stock as of        Percent
Beneficial Owner              March 1, 1999             of Class 1
------------------------------------------------------------------

Farmers Bank & Capital        1,034,042.1887 2             13.77
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY  40601

1 Based on 3,780,120 shares of Corporation Common Stock outstanding as of March 1, 1999.

2 The shares indicated are held by the Trust Department of Farmers Bank & Capital Trust Co., a wholly owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 935,307.1887 shares, or approximately 12.45% of the outstanding shares. It has no voting rights with respect to 98,735 shares or 1.3% of the outstanding shares.

In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 724,597.8815 shares or 9.66% of outstanding shares, shared investment power with respect to 250,144.3072 shares or 3.33% of the outstanding shares, and no investment power with respect to 59,300 shares or .78% of the shares outstanding.

                              ELECTION OF DIRECTORS

     At the 1999 Annual Meeting of Shareholders, four directors will be elected to hold office for three-year terms ending in 2002 or until their successors are elected and qualified.

     The enclosed proxy will be voted for the election of the nominees listed in the table below under the caption, "Nominees For Three-Year Terms Ending in 2002", for the Office of Director. If any of the nominees has become unavailable for any reason at the time of the Meeting, the proxy will vote for such substitute nominee as the Corporation's Board of Directors shall determine. The Board of Directors currently knows of no reason why any of the nominees listed below is likely to become unavailable. If considered desirable, cumulative voting will be exercised to elect as many of such nominees as possible.


                                                        Principle
                    Has Served   Position and           Occupation
Nominee             As Director  Offices with           During the
and age             Since 1      Corporation 2          Past Five Years
--------------------------------------------------------------------------------

                  NOMINEES FOR THREE-YEAR TERMS ENDING IN 2002

Stokes A. Baird, IV              Chairman               Attorney At Law
(55)                             of the Board of
                                 Directors of Kentucky
                                 Banking Centers, Inc.

G. Anthony Busseni    1996       Director; President,   President, CEO and
(51)                             CEO and Director of    Director of Farmers
                                 Farmers Bank & Capital Bank and Trust
                                 Trust Co. ("Farmers    Company ("Farmers
                                 Bank")                 Georgetown")

James H. Childers     1996       Director; Executive    Executive Vice
(56)                             Vice President,        President, Secretary and
                                 Secretary and General  General Counsel of the
                                 Counsel of the         Corporation
                                 Corporation; Director  since January 1995;
                                 of Kentucky Banking    Senior Vice President,
                                 Centers, First         Secretary and General
                                 Citizens Bank and      Counsel, prior to
                                 Farmers Bank           January 1995

Michael M. Sullivan              Director of FCB        Retired, Senior Vice
(61)                             Services, Inc. and     President, FCB
                                 Farmers Bank           Services, Inc.

                                                          Principle
                    Has Served   Position and             Occupation
Nominee             As Director  Offices with             During the
and age             Since 1      Corporation 2            Past Five Years
--------------------------------------------------------------------------------
                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000


Frank W. Sower, Jr. 1996         Director                 Appeals Officer,
(59)                                                      Internal Revenue
                                                          Service

J. Barry Banker3    1996         Director                 President of Stewart
(47)                                                      Home School

Charles S. Boyd     1992         Director; President      President and CEO of
(57)                             and CEO of the           the Corporation, since
                                 Corporation;             January 1992
                                 Director of United
                                 Bank & Trust Co.
                                 ("United Bank"),
                                 Lawrenceburg
                                 National Bank
                                 ("Lawrenceburg
                                 Bank"), Farmers
                                 Georgetown, Farmers Bank,
                                 First Citizens Bank,
                                 Ky. Banking Centers,
                                 and FCB Services

Cecil D. Bell, Jr.  1997         Director; Chairman       Farmer
(58)                             of the Board, Farmers
                                 Georgetown

                                                            Principle
                      Has Served   Position and             Occupation
Nominee               As Director  Offices with             During the
and age               Since 1      Corporation 2            Past Five Years
--------------------------------------------------------------------------------
                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2001

Lloyd C. Hillard, Jr. 1996         Director; President,     President and CEO of
(52)                               CEO and Director of      First Citizens Bank
                                   First Citizens Bank
                                   and FCB Services

Harold G. Mays        1996         Director                 President of H. G.
(64)                                                        Mays Corp. (asphalt
                                                            paving contractor)

Robert Roach, Jr.     1998         Director                 Retired Teacher
(60)

John D. Sutterlin     1998         Director, Chairman of   Dentist, Sutterlin &
(58)                               the Board of            Bradshaw, P.S.C.
                                   Directors of Farmers
                                   Bank





1 refers to the year in which the nominee or the continuing director became a director of the Corporation.

2 All corporations listed in this column either are the Corporation itself or subsidiaries of the Corporation.

3 J. Barry Banker is the son-in-law of Dr. John P. Stewart, the Chairman Emeritus. The foregoing is the only "family relationship" between any director, executive officer, or person nominated or chosen to become a director or executive director. "Family relationship" means a relationship by blood, marriage or adoption, not more remote than first cousin.
--------------------------------------------------------

     None of the nominees or continuing directors is a director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the nominees and continuing directors listed in the table above, Mr. Charles T. Mitchell and Dr. John P. Stewart serve as an Advisory Directors to the Corporation. The retirement policy for directors of the Corporation states that a director shall retire effective as of the Annual Meeting of Shareholders next following the date on which the director attains age 70. Thereafter, any such director may, at the discretion of the Board of Directors, become an Advisory Director. Bruce Dungan may become an advisory director when his current term expires.

     There were eight meetings of the Board of Directors during 1998, and all directors attended at least 75% of the total number of Board meetings and the meetings of the committees to which they belong.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee. The Corporation has no standing nomination committee. The Retirement Committee consists of Thomas P. Porter - Executive Vice President of Farmers Georgetown, Charles S. Boyd, G. Anthony Busseni, Brenda Rogers - Secretary of Farmers Bank, James E. Staples - Vice President of the Corporation, Paul H. Vaughn - Executive Vice President of Lawrenceburg Bank, Charles T. Mitchell, and Harold G. Mays. During 1998, the Retirement Committee met two times. The Committee establishes investment policy and monitors investment results for the plans. It also, from time to time, recommends amendments to the plans to the Board of Directors.

     The Audit Committee consists of Charles T. Mitchell, Dr. John P. Stewart, Frank W. Sower, Jr. and J. Barry Banker. During 1998, the Audit Committee met four times. The Committee reviews the reports from the internal audit staff and recommends appropriate actions.

     The Compensation Committee for 1998 consisted of Dr. John P. Stewart, Charles T. Mitchell and Frank W. Sower, Jr. The Compensation Committee met one time during 1998. The Committee establishes the salary of the chief executive officer, approves his recommendations of salaries for the other executive officers, and determines participation in the Stock Option Plan and the extent of participation therein.

STOCK OWNERSHIP OF MANAGEMENT

     The table below gives information as to the shares of Corporation Common Stock beneficially owned by all directors and nominees, advisory directors and executive officers. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                           Amount and Nature of
                           Beneficial Ownership of             Percent
                           Corporation Common                  of
Name                       Stock as of February 15, 1999 1     Class 2
--------------------------------------------------------------------------------

Stokes A. Baird, IV**             1,900         3                .02

J. Barry Banker                   4,795.885     4                .04

Cecil D. Bell, Jr.                2,000                          .03

James E. Bondurant*                 110                          .00

Charles S. Boyd                  23,415.272     5                .31

G. Anthony Busseni                  875.753     6                .01

James H. Childers                20,954.173     7                .28

E. Bruce Dungan*                 81,820.666     8               1.09

Lloyd C. Hillard, Jr.             3,165.528     9                .04

Harold G. Mays                    5,404.721    10                .07

Charles T. Mitchell              33,000        11                .44

Robert Roach, Jr.                20,000                          .27

Frank W. Sower, Jr.              54,816        12                .73

John P. Stewart                  79,500        13               1.06

Michael M. Sullivan**           223,707.036    14               2.98

John D. Sutterlin                55,300        15                .74

All directors and nominees,
 advisory directors and
 officers as a group            610,765.034                     8.13

*The terms of Messr. Bondurant and Dungan end May 11, 1999.

**Mr. Baird and Mr. Sullivan are nominees for three-year terms ending in 2002.

1 All entries are based on information provided to the Corporation by its directors and officers. The persons listed, unless otherwise indicated, are the sole owners of the reported securities and accordingly exercise both sole voting and sole investment power over the securities.

2 Based on 7,511,348 shares of Corporation Common Stock outstanding as of March 1, 1999.

3 Includes 400 shares held by two of his children.

4 Includes 3,400 shares held by Farmers Bank in trust for Mr.  Banker's wife and
100.73 shares held for each of his three children.

5 Includes 10,626.894 shares held by Mr. Boyd's wife, Nora Lee Boyd; and 938.348 shares held for him in the Employee's Stock Ownership Plan (the "ESOP").

6 Includes 534.86 shares held for him in the ESOP; and 112.34 shares held by his wife as custodian for his daughter, Kristen E. Busseni.

7 Includes 755.837 shares held in a Keogh Plan Account; 1,350 shares held in trust for his children with his wife serving as trustee; and 848.336 shares held by the ESOP; and 2,000 shares held jointly with his father.

8 Includes 5,250 shares owned by Mr. Dungan's son, Bruce G. Dungan, a Vice President of Farmers Bank; 2,200 shares held by Mr. Dungan's son, Patrick M. Dungan; 42,000 shares owned by Mr. Dungan's wife, Peggy D. Dungan; and 1,370.666 shares held by the ESOP.

9 Includes 105.922 shares held for him by the ESOP; 200 shares held in a self-directed IRA for the benefit of his wife Judy; 1,532.07 shares held in a self-directed IRA for his benefit; and 200 shares held in a profit sharing trust for the benefit of his wife.

10 Includes 5,404.721 shares held by H. G. Mays Corp. of which he is the president and principal shareholder.

11 Includes 8,000 shares owned by Mr. Mitchell's wife, Jean G. Mitchell; 5,600 shares in an IRA established by Mr. Mitchell with Farmers Bank serving as trustee.

12 Includes 30,316 shares held by himself and his brother, John R. Sower, and his sister, Lynn S. Bufkin, in various trusts for the benefit of his children and the other grandchildren of his parents and 2,900 shares held by his children.

13 Includes 61,500 shares held by Dr. Stewart as trustee for his own benefit; and 10,000 shares held in trust by Farmers Bank for the benefit of three of his children.

14 Includes 2,650 shares held by Mr. Sullivan's three children; 15,560 shares held by his wife, Lynne; 51,000 shares held by the Sullivan Family Partnership; 34,080 shares held by the Sullivan Insurance Agency of which Mr. Sullivan is the president; 2,000 shares held by Mr. Sullivan as trustee of a charitable remainder trust; and 647.036 shares held by the ESOP.

15 Includes 17,900 shares held in an Individual Retirement Plan Trust for his benefit.

                      FURTHER INFORMATION AS TO MANAGEMENT

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years by the Corporation's Chief Executive Officer and the Corporation's other four highest-paid executive officers.


                                    SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------
                                                     Long Term Compensation

         Annual Compensation                                Awards                       Payouts

                                                Other
Name                                            Annual      Restricted                                 All Other
and                                             Compen-     Stock         Securities     LTIP          Compen-
Principal                                       sation      Awards        Underlying     Payouts       sation 2
Position        Year    Salary($)    Bonus($)   ($)         ($)           Options 1(#)   ($)           ($)
----------------------------------------------------------------------------------------------------------------

Charles S.
Boyd            1996   234,330.75             17,625.00                                               13,500.00
President       1997   244,715.47              7,350.00                   58,000 shs.                 15,342.00
& CEO           1998   264,323.08                                                                     13,328.00

William R.
Sykes
President
& CEO           1996   173,134.94             12,977.62                                               13,500.00
Farmers         1997   176,884.94              5,308.05                   20,000 shs.                 19,470.00
Bank3           1998   191,217.73                                                                     13,328.00

James H.
Childers
Ex.V.Pres.,     1996   114,556.97              7,696.12                                                9,221.15
Secr.,Gen.      1997   120,889.98              3,214.95                   20,000 shs.                  8,567.22
Counsel         1998   144,550.72                                                                      9,649.13

G. Anthony
Busseni
Ex.V.Pres.
& Chief
Operating
Officer         1996    99,128.22              6,868.49                                                8,223.99
Farmers         1997   106,372.92              2,864.40                   20,000 shs.                  7,629.79
Bank 4          1998   129,412.26                                                                     10,000.95

Lloyd C.
Hillard, Jr.
President
& CEO
First           1996    93,327.12              6,874.96                                                8,393.22
Citizens        1997    95,416.12              2,866.98                   20,000 shs.                  7,633.16
Bank            1998   113,063.71                                                                      8,772.97


1 The shares reported in this column reflect the Corporation's two-for-one stock split. Under the Corporation's stock option plan, the number of shares covered by outstanding options and the exercise price of the options are required to be adjusted proportionately to reflect any stock split.

2 In 1998, includes (a) Corporation's contributions to the Corporation Pension Plan (Mr. Boyd $6,400.00, Mr. Sykes $6,400.00, Mr. Childers $4,626.03, Mr.
Busseni $4,736.49, and Mr. Hillard $4,122.55); (b) Corporation's contributions to the Corporation Salary Savings Plan (Mr. Boyd $6,400.00, Mr. Sykes $6,400.00, Mr. Childers $4,495.10, Mr. Busseni $4,736.46, and Mr. Hillard $4,122.42); and
(c) the value of insurance premiums paid by Corporation on behalf of the named executive officers ($528.00 for each of the named executive officers).

3 Effective December 31, 1998, Mr. Sykes retired as President and CEO of Farmers Bank.

4 Effective June 30, 1998, Mr. Busseni resigned as President and CEO of Farmers Georgetown to assume the position of Executive Vice President and Chief Operating Officer of Farmers Bank. Effective January 1, 1999, Mr. Busseni assumed the position of President and CEO of Farmers Bank.
----------------------------------------------------------


                            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                          Number of Unexercised               Value of Unexercised
                  Shares                                        Options at                   In-the-Money Options at
                  Acquired           Value                December 31, 1998 (#)              December 31, 1998 ($)3
Name              on Exercise(#)1    Realized($)2  Exercisable1       Unexercisable 1    Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------
Charles S. Boyd        1,000            12,500        10,600              46,400           137,800             603,200
William R. Sykes       5,000            54,688             0                   0                 0                   0
James H. Childers      2,000            20,000         2,000              16,000            26,000             208,000
G. Anthony Busseni         0                 0         3,333              16,667            43,329             216,671
Lloyd C. Hillard       1,000             6,500         2,333              16,667            30,329             216,671


1 The shares reported in this column reflect the Corporation's two-for-one stock split. Under the Corporation's stock option plan, the number of shares covered by outstanding options and the exercise price of the options are required to be adjusted proportionately to reflect any stock split.

2 Represents the difference between the closing price of the Corporation's Common Stock on the NASDAQ SmallCap Market tier on the date of the exercise and the option exercise price.

3 The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the Corporation's Common Stock on the NASDAQ SmallCap Market tier at fiscal year end ($37.50) and the option exercise price for those shares. These values have not been realized.
--------------


COMPENSATION OF DIRECTORS

     Directors of the Corporation, other than the Chief Executive Officer, whether active or advisory, receive a quarterly fee of $1,500.00. Frank W. Sower, Jr. receives $2,000.00 per quarter for serving as Chairman of the Board. In addition, active and advisory directors receive $250.00 per meeting for serving on committees of the Board. All active and advisory directors receive a year end retainer of $4,000.00.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     According to information provided to the Corporation by its directors and officers, all are in compliance with Section 16(a) of the Securities Exchange Act of 1934.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee is composed of Dr. John P. Stewart and Mr. Frank
W. Sower, Jr. who are directors, and Mr. Charles T. Mitchell, a former director who now is an advisory director. All are independent, outside directors or advisory directors. During 1998, Mr. Sower assumed the Chairmanship of the Compensation Committee; formerly, Dr. Stewart served as Chairman of the Committee.

     The Corporation's executive compensation objective is to link compensation with corporate and individual performance in a manner which, recognizing the marketplace practices of other bank holding companies, will attract and retain executives who can achieve the short and long term goals of the Corporation. The compensation policy is to provide for competitive base salaries, which reflect individual levels of responsibility and performance, and annual incentive payments, which are based upon the annual Corporation performance. This executive compensation is also intended to provide an incentive for the Corporation's executive officers to pursue the long term best financial interest of the Corporation and its shareholders. Consistent with this, the Corporation during 1997 awarded stock options to certain employees and executive officers (these awards were ratified by shareholders at the 1998 annual meeting). The Corporation, however, elected to grant no additional stock options during 1998.


     Except for the annual  incentive  compensation  described in the  following
paragraph,   executive   compensation   is  not  directly  linked  to  corporate
performance.

     As a part of its annual incentive compensation, described above, the Corporation established an incentive compensation plan, which is administered by the Compensation Committee and designed to award incentive payments to all full-time employees of the Corporation and its subsidiaries, including named executive officers, when certain threshold levels of performance are met. The Committee establishes the incentive threshold at the earnings level recommended by the management of the Corporation. As the earnings of the Corporation exceed that threshold, certain incentive percentages are triggered. For example, if earnings exceed the budgeted threshold by an amount equal to 1% of the full-time employee salaries, then the employees get a 1/2 of 1% incentive payment.
Likewise, if the earnings exceed the threshold by 2% of full-time employee salaries, the employees get a 1% incentive payment.

     The Chief Executive Officer is responsible for recommending to the Compensation Committee the total pool for annual base salary increases for the Corporation's executive officers. The Chief Executive Officer then sets the individual annual base salaries for each executive officer from the total pool as approved by the Compensation Committee. The recommendation by the Chief Executive Officer for the pool for 1998 salary increases was accepted by the Compensation Committee without objection.

     The 1998 salary for Mr. Boyd, the Chief Executive Officer of the Corporation, was set by the Compensation Committee in an amount considered competitive with the salary levels for chief executive officers of comparable institutions and in light of the recent performance of the Corporation. In determining salary levels at comparable institutions, the Committee did not utilize consultants or market surveys but relied instead on its own experience and knowledge of market conditions. The Committee also considered in setting Mr. Boyd's salary the recent strong performance of the Corporation under Mr. Boyd's leadership. Thus, for example, the Committee considered that the 1997 earnings exceeded those for 1996, even though the 1996 earnings included a $2.1 million nonrecurring gain on the sale of loans in 1996. The Committee, however, in setting Mr. Boyd's salary, established no specific relationship between his salary and corporate performance.

     No action or recommendation of the Compensation Committee during 1998 was modified or rejected by the Board.

     All amounts of compensation indicated are deductible for income tax purposes.

                                   Dr. John P. Stewart, M.D.
                                   Charles T. Mitchell, C.P.A.
                                   Frank W. Sower, Jr.

  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FARMERS CAPITAL BANK CORPORATION,
             NASDAQ MARKET INDEX, AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five year cumulative total returns among the common shares of the Corporation, the NASDAQ Market Index (broad market index) and MG Industry Group Index (peer group index). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The NASDAQ Market Index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The MG Industry Group Index consists of 48 banking companies in the southeastern United States. The Corporation is among the 48 companies included in the MG Industry Group Index.

Measurement Period       Farmers Capital     NASDAQ          MG
(Fiscal Year Covered)    Bank Corporation    Market Index    Group Index
------------------------------------------------------------------------
(Measurement point - 12/31/93;  $100.00)

FYE 12/31/94                 115.51           104.99           98.95
FYE 12/31/95                 130.05           136.18          146.35
FYE 12/31/96                 134.17           169.23          186.82
FYE 12/31/97                 218.35           207.00          323.28
FYE 12/31/98                 263.12           291.96          307.89

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on December 31, 1993.



CORPORATION PENSION PLAN

     The Corporation and its subsidiaries maintain a Pension Plan for their respective employees. The Pension Plan has two components, which are the employee stock ownership plan and the money purchase pension plan. Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the Pension Plan. For purposes of the Plan, a year of service is a twelve-month period in which an employee works at least 1000 hours.

     The  money  purchase   portion  of  the  Pension  Plan  provides  that  the
Corporation shall contribute to the Plan on behalf of each participant an amount equal to 4% of such participant's compensation for the Plan Year.

     Under the employee stock ownership portion of the Pension Plan, the Corporation may at its discretion contribute additional amounts (up to the maximum imposed by federal law), which will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts. A 1% contribution was made to the employee stock ownership portion of the Pension Plan in 1996; no contribution was made to the Pension Plan in 1997 or 1998.

     The Pension Plan is managed by the trust department of Farmers Bank (the fund manager), a subsidiary of the Corporation. The investment decisions respecting the contributions made by the Corporation to the accounts of participants under the money purchase pension plan portion of the Pension Plan are made at the sole discretion of the fund manager. The benefits which a participant can ultimately expect to receive from the Pension Plan are based upon the amount of the annual contributions made by the Corporation to his or her account together with the accumulated value of all earnings on those contributions. The Pension Plan's vesting schedule is as follows: three years of service, 20% vested; four years of service, 40% vested; five years of service, 60% vested; six years of service, 80% vested; and seven years of service, 100% vested.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan for their employees who have attained the age of 21 and who have completed one year of service with the Corporation or its subsidiaries. A year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan provides for three types of contributions, as follows:

          1. Voluntary tax deferred contributions made by the participant.

          2. Matching contributions made by the Corporation.

          3. Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 1998, such limit was $10,000.00.

     All contributions made by a participant up to 4% of such participant's compensation are matched by the Corporation. The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made no discretionary contribution to the Savings Plan in 1998. Discretionary contributions are allocated among participants in the ratio that each participant's compensation bears to all participants' compensation.


     Participants' contributions to the Savings Plan are considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

     The Savings Plan participants are immediately vested in 100% of their contributions, and Corporation contributions vest on a schedule that mirrors that of the Corporation Pension Plan enumerated above.

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with directors and executive officers of the Corporation and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectability or other unfavorable features.

     The Corporation and Farmers Bank purchase certain insurance coverage through the Pat Sullivan Insurance Agency, Inc., paying an annual premium which was $510,291 for the Corporation in 1997. Mr. Michael M. Sullivan, a former director and officer of FCB Services, Inc. (retired August 1997), is the president, a director, and significant shareholder of the Pat Sullivan Insurance Agency, Inc. Mr. Sullivan is a nominee for director of the Corporation.

     Farmers Bank leases the second floor and basement of a building located at 201 West Main Street, Frankfort, Kentucky, to the Charles T. Mitchell Company for $30,505 per year. Mr. Charles T. Mitchell is an advisory director of the Corporation and is a former partner (now retired) in the Charles T. Mitchell Company.

     Kentucky Banking Centers, Inc. leases space for its Munfordville Banking Center in a building that is partially owned by director nominee, Stokes A. Baird, IV. The total annual rent paid for the space is $10,800.00.


                                     GENERAL

     2000 ANNUAL MEETING. It is presently contemplated that the 2000 Annual Meeting of the Shareholders will be held on or about May 9, 2000. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 2000 Annual Meeting of Shareholders, it must be received by the Secretary of the Corporation no later than December 6, 1999. It is urged that any proposals be sent by certified mail, return receipt requested.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by directors and officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.

                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters which will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ JH Childers
                                       James H. Childers
                                       Secretary
Frankfort, Kentucky
April 2, 1999

Farmers Capital
Bank Corporation





Notice of Annual Meeting
and Proxy Statement






Annual Meeting Of
Shareholders
May 11, 1999

                      Farmers Capital Bank Corporation Proxy

Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 2, 1999 for the Annual Meeting of Shareholders to be held May 11, 1999.

The undersigned shareholder hereby appoints Charles S. Boyd and Frank W. Sower, Jr., or any of them with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday, May 11, 1999, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

1. The election of the following nominees as directors of the Corporation as set forth in the Board of Director's Proxy Statement, including discretionary authority of selective cumulation: 1) Stokes A. Baird, IV, 2) G. Anthony Busseni, 3) James H. Childers, 4) Michael M. Sullivan;

2. The transaction of such other business as may properly come before the meeting.

                Farmers Capital Bank Corporation Proxy Reply Card

This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no specific direction is given, this proxy will be voted FOR all the nominees referred to in Item 1 (including any substitute nominee in the case of unavailability).




1.           [ ]  FOR ALL NOMINEES
             [ ]  WITHHOLD ALL NOMINEES
             [ ]  FOR ALL NOMINEES EXCEPT
                  THOSE LISTED

         ------------------------------------


2.           [ ]  FOR
             [ ]  AGAINST
             [ ]  ABSTAIN



PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE.This proxy is solicited by the Board of Directors and will be voted as stated herein.

                     Farmers Capital Bank Corporation Proxy


I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


                                Date                                 1999
                                    ---------------------------------

                                    -------------------------------------

                                    -------------------------------------

                                    -------------------------------------
                                              Signature of Shareholder(s)